Exhibit 10.10

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IT IS OTHERWISE ESTABLISHED TO THE SATISFACTION OF THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                     WARRANT
                   To Purchase 353,418 Shares of Common Stock,
                            Par Value $.01 Per Share,
                                       of
                            ELCOM INTERNATIONAL, INC.
             A Corporation Incorporated Under the Laws of the State
             of Delaware VOID AFTER 5:00 P.M., Boston, Massachusetts
                             Time December 30, 2002

                  WHEREAS, Wit Capital Corporation ("Wit Capital" or "Holder") entered into that certain Letter Agreement (the "Letter Agreement") dated July 8, 1999, with Elcom International Inc., a Delaware corporation (the "Company")

                  WHEREAS, as compensation for services rendered pursuant to the Letter Agreement and subject to and upon the conditions set forth therein, the Company is to issue to Wit Capital a warrant (the "Warrant") to purchase that number of shares (subject to the provisions of Sections 3 and 5(d) hereof and subject to adjustment as provided in this Warrant) of Common Stock, par value $.01 per share (the "Common Shares"), of the Company as set forth in the title hereof;

                  NOW, THEREFORE, THIS CERTIFIES that, for value received, the undersigned Holder hereof, is entitled to purchase, on the terms and conditions stated herein, between 5:00 p.m. Boston, Massachusetts time on December 30, 1999 and 5:00
p.m. Boston, Massachusetts time on December 30, 2002 both inclusive, subject to the exercisability and vesting conditions contained in Section 3 hereof and subject to the Cash Payment (as defined in Section 5(d) hereof) (the period between and including said times, the "Exercise Period"), an aggregate of up to 353,418 Common Shares of the Company, subject to adjustment as set forth in Section 5 hereof.

                  1. Purchase Price. The purchase price upon any exercise of this Warrant shall be twenty-eight dollars and seventy-one cents ($28.71) for each Common Share purchased (the "Purchase Price"), subject to adjustment as hereinafter provided. The term "Warrant," as used herein, shall include this Warrant and each succeeding warrant issued in accordance with Section 2 or
Section 5 hereof.

                  2. Exercise and Issuance. Subject to the provisions of Sections 3 and 5(d) hereof, this Warrant may be exercised in whole or in part at any time or times during the Exercise Period, upon written notice in the form of the Purchase Form attached hereto (to which this original Warrant shall be annexed) executed by the Holder and sent to the Company at the principal office of the Company, 10 Oceana Way, Norwood, Massachusetts 02062, Attention: Chairman (or such other address as the Company may designate by written notice), by certified or registered mail or by Federal Express or a similar express delivery service. Any such Purchase Form shall specify the number of Common Shares with respect to which this Warrant is being exercised and shall be accompanied by the aggregate Purchase Price for such shares, which shall be tendered by the Holder to the Company in cash, by wire transfer, by bank or certified check or, upon prior written approval of the Company, which approval shall be in the sole discretion of the Company, by delivery of Common Shares having a Current Market Value (as defined below) on the date of exercise equal to the aggregate Purchase Price and which

Common Shares shall have been owned by the Holder for a period of at least six months prior to the exercise of this Warrant.

         Upon prior written approval of the Company, which approval shall be in the sole discretion of the Company, the Holder also may exercise this Warrant, in whole or in part, in a "cashless" or "net-issue" exercise by delivering to the offices of the Company or any transfer agent for the Common Shares this Warrant, together with a Purchase Form specifying the number of Warrant Shares to be delivered to the Holder ("Deliverable Shares") and the number of Warrant Shares (as such term is defined below) otherwise acquirable under this Warrant, which are being surrendered in payment of the aggregate Purchase Price for the Deliverable Shares ("Surrendered Shares"); provided that the Purchase Price multiplied by the number of Deliverable Shares shall not exceed the value of the Surrendered Shares. For purposes of this provision, each of the Surrendered Shares will be attributed a value equal to the Current Market Value (as defined below) of the Warrant Share minus the Purchase Price of the Warrant Share.

         If such Purchase Form and payment are received by the Company in proper form during the Exercise Period, the Company shall as promptly as practicable, and in any event, within ten business days thereafter, issue and deliver to the Holder a share certificate or certificates, in the denominations and registered in the appropriate name, for all of the fully paid and non-assessable Common Shares for which this Warrant has been properly exercised (hereinafter, "Warrant Shares"); provided, however, that the Company may, as a condition precedent to any such issuance and in the exercise of its reasonable discretion, request an opinion of counsel to the Holder (which counsel and form of opinion shall be reasonably acceptable to the Company and its counsel) to the effect that the issuance of the Warrant Shares upon such exercise is allowable under all applicable securities laws. Any issuance and documentary taxes or other charges to be paid in connection with such issuance of Warrant Shares shall be borne by the Company, provided that the Company shall not be responsible for any taxes or other governmental charges attributable to any transfer by the Holder of any Warrant Shares or attributable to the issue of any certificate(s) for Warrant Shares in any name other than that of the registered Holder of this Warrant, and in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due. Upon receipt by the Company of all of the foregoing deliveries called for upon exercise of this Warrant, Holder shall, for all purposes, be deemed to have become the holder of record of such Warrant Shares on the date on which the last of such deliveries was made, irrespective of the date of delivery by the Company of the stock certificate(s) therefor; except that if such date is a date when the stock transfer books of the Company are closed, Holder shall be deemed to have become the holder of such Shares at the beginning of business on the next date on which the stock transfer books are open. If this Warrant is exercised only in part, the Company, at the time of delivery of said share certificate or certificates, shall deliver to the Holder a new Warrant, at the sole cost and expense of the Company, in substantially the form hereof evidencing the right of the Holder to purchase the balance of the Warrant Shares covered by this Warrant.

         At the time of exercise each certificate for such Common Shares shall bear on its face or on the reverse side thereof the following legend (and any additional legend(s) required by applicable law):

         "The  securities   represented  by  this   certificate  have  not  been
         registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. They may not be sold, offered for sale, transferred or otherwise disposed of except pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or it is otherwise established to the satisfaction of the Company that such registration is not required."

Any certificate issued at the time in exchange or substitution for any certificate bearing the foregoing legend with respect to the Securities Act shall bear said legend unless the Company otherwise directs or unless, in the written opinion of the applicable Holder's counsel obtained at Holder's expense, reasonably satisfactory to the Company's counsel, such legend no longer applies.

         For purposes of this Warrant Agreement, "Current Market Value" per Common Share at any date means the consolidated volume-weighted average trading price for the Common Shares on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, to the extent the Common Shares are listed or included for trading thereon, during the primary trading session currently ending at 4:00 p.m. on the trading day immediately preceding such date of determination.

                  3. Limitation on Exercise of Warrant. This Warrant shall be exercisable with respect to eighty percent (80%) of the aggregate Common Shares subject to this Warrant at any time during the Exercise Period beginning on the date hereof. This Warrant shall become exercisable with respect to the remaining twenty percent (20%) of the aggregate Common Shares (the "20% Vesting Amount") subject to this Warrant upon the earlier to occur of (i) the Company's registration statement on Form S-3 (the "Form S-3") filed pursuant to the Equity Line Arrangement (as defined below) being declared effective by the Securities and Exchange Commission or (ii) one-hundred and twenty (120) days after the date of this Warrant. Notwithstanding any other provision herein to the contrary, the 20% Vesting Amount shall not become exercisable in the event that the Company terminates that certain Structured Equity Line Flexible Financing Agreement between the Company and Cripple Creek Securities, LLC dated as of December 30, 1999 (the "Equity Line Arrangement") and such termination is a result of the determination pursuant to Section 2.6(b) of the Equity Line Arrangement by the Board of Directors of the Company that that the review by the SEC of the Company's registration statement filed on Form S-3 may have an adverse effect on the timing or marketability of a public offering of securities by elcom.com, inc., a Subsidiary of the Company.

                  4. Transferability; Limitation on Rights. The Holder of this Warrant shall not be entitled to give, sell, transfer (by operation of law or otherwise), pledge, mortgage, hypothecate or otherwise dispose of this Warrant without the prior written approval of the Company, which approval shall be in the sole discretion of the Company. Notwithstanding the foregoing, the Holder shall be entitled to transfer this Warrant, without the consent of the Company, to any entity that is part of an "affiliated group" with the Company, as such term is defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended.

                  5.       Antidilution Provisions
                           (a)      Changes in  Capitalization.  In the event
that at any time or from time to time the Company shall (i) pay a dividend or make a distribution on its Common Shares payable in Common Shares or other equity interests of the Company, (ii) subdivide its outstanding Common Shares into a larger number of Common Shares, (iii) combine its outstanding Common Shares into a smaller number of Common Shares or (iv) increase or decrease the number of Common Shares outstanding by reclassification of its Common Shares, then the number of Common Shares issuable upon exercise of the Warrant immediately after the happening of such event shall be adjusted to a number determined by multiplying the number of Common Shares that the Holder would have owned or have been entitled to receive upon exercise had the Warrant been exercised immediately prior to the happening of the events described above (or, in the case of a dividend or distribution of Common Shares or other shares of capital stock, immediately prior to the record date therefor) by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately after the happening of the events described above and the denominator of which shall be the total number of Common Shares outstanding immediately prior to the happening of the events described above; and subject to
Section 5(g), the Exercise Price for each Warrant shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such event by the aforementioned fraction. An adjustment made pursuant to this Section 5(a) shall become effective immediately after the effective date of such event, retroactive to the record date therefor in the case of a dividend or distribution of Common Shares or other shares of the Company's capital stock.

                           (b)   Rights Issued to All Holders of Common Shares.
In the event that at any time or from time to time the Company shall issue to all holders of Common Shares, without any charge, rights, options or warrants entitling the holders thereof to subscribe for Common Shares, or securities convertible into or exchangeable or exercisable for Common Shares, entitling such holders to subscribe for or purchase Common Shares at a price per share that is lower at the record date for such issuance than the then Current Market Value per Common Share other than in connection with the adoption of a shareholder rights plan by the Company, then the number of Common Shares issuable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of Common Shares theretofor issuable upon exercise of the Warrant by a fraction, the numerator of which shall be the number of Common Shares outstanding on the date of issuance of such rights, options, warrants or securities plus the number of additional Common Shares offered for subscription or, purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of Common Shares outstanding on the date of issuance of such rights, options, warrants or securities plus the total number of Common Shares that the aggregate consideration received or to be received by the Company upon exercise or conversion in full of all such rights, options, warrants or securities would purchase at the then Current Market Value per Common Share. Subject to Section 5(g), in the event of any such adjustment, the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. Such adjustment shall be made immediately after such rights, options or warrants are issued and shall become effective, retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or securities.

                           (c)      Other Issuances of Common Shares or Rights.
In the event that at any time or from time to time the Company shall issue (i) Common Shares (subject to the provisions below), (ii) rights, options or warrants entitling the holder thereof to subscribe for Common Shares (provided, however, that no adjustment shall be made upon the exercise of such rights, options or warrants), or (iii) securities convertible into or exchangeable or exercisable for Common Shares (provided, however, that no adjustment shall be made upon the conversion, exchange or exercise of such securities), and in any event other than for Excluded Shares (as defined in Section 5(j)) at a price per share at the record date of such issuance that is less than the then Current Market Value per Common Share, then the number of Common Shares issuable upon the exercise of the Warrant shall be increased to a number determined by multiplying the number of Common Shares theretofore issuable upon exercise of the Warrant by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately after such sale or issuance plus the number of additional Common Shares offered for subscription or purchase or into or for which such securities that are issued are convertible, exchangeable or exercisable, and the denominator of which shall be the number of Common Shares outstanding immediately prior to such sale or issuance plus the total number of Common Shares which the aggregate consideration expected to be received by the Company (assuming the exercise or conversion in full of all such rights, options, warrants or securities, if any) would purchase at the then Current Market Value per Common Shares, and subject to Section 5(g), the Exercise Price shall be adjusted to a number determined by dividing the Exercise Price immediately prior to such date of issuance by the aforementioned fraction. For purposes of this Section 5(c) only, any issuance of Common Shares, or rights, options or warrants to subscribe for, or other securities convertible into or exercisable or exchangeable for, Common Shares, which issuance (or agreement to issue) (A) is in exchange for or otherwise in connection with the bona fide acquisition of property (excluding any such exchange exclusively for cash) of any person or entity and (B) is at a price per share equal to the fair market value thereof at the time an agreement in principle is reached or at the time a definitive agreement is entered into, shall be deemed to have been made at a price per share equal to the Current Market Value per share at the record date with respect to such issuance (or, if applicable, the time of closing or consummation of such exchange or acquisition) if such definitive agreement is entered into within 120 days of the date of such agreement in principle. For purposes of the foregoing sentence, (x) in the case of an issuance of Common Shares in an amount less than 5% of the then-outstanding Common Shares on a fully diluted basis, the Company's Board of Directors, in its reasonable discretion, shall have determined that the price per share times the aggregate Common Shares issued is equal to the fair market value of the property received in exchange therefor or (y) in the case of an issuance of Common Shares in an amount greater than 5% of the then-outstanding Common

Shares on a fully diluted basis, the Company shall obtain a fairness opinion from a reputable investment banking firm or, as appropriate, an appraisal or other report from a reputable individual or entity engaged in the business of rendering such appraisals or reports as to the fair market value of such property received or to be received by the Company in exchange for the Common Shares.

                           (d)       Merger.  If at any time after the date
hereof there shall be a merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity, then the Company shall deliver notice of such transaction no later than ten (10) business days prior to the consummation of such transaction (the "Merger Notice"). If (i) the Holder does not deliver notice of exercise of the Warrant pursuant to Section 2 hereof, within eight (8) business days after delivery of the Merger Notice and (ii) such transaction is consummated with thirty (30) business days after delivery of the Merger Notice, this Warrant shall be canceled in its entirety upon consummation of the transaction.

                           (e)      Spin-Off.  If at any time  after  the  date
hereof the Company shall make a distribution on its Common Shares in the form of assets of the Company (including the capital stock of any subsidiary of the Company), the Purchase Price set forth in Section 1 hereof shall be adjusted to a number determined by multiplying the Purchase Price in effect immediately prior to such distribution by a fraction, the numerator of which shall be the volume-weighted average of the Current Market Value of the Common Shares for the five trading days following the distribution and the denominator shall be the volume-weighted average of the Current Market Value of the Common Shares for the five trading days immediately preceding the distribution.

                           (f)     Superseding Adjustment.  Upon the expiration
of any rights, options, warrants or conversion or exchange privileges which resulted in adjustments pursuant to this Article 5, if any thereof shall not have been exercised in full, then the number of Warrant Shares issuable upon the exercise of the Warrant shall be readjusted pursuant to the applicable section of Article 5 as if (A) only Common Shares issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were the Common Shares, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (B) Common Shares actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely.

                           (g)       Minimum  Adjustment.  The adjustments
required by the preceding Sections of this Article 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the Exercise Price or the number of Common Shares issuable upon exercise of Warrants that would otherwise be required shall be made unless and until such adjustment, either by itself or with other adjustments not previously made, increases or decreases by at least 0.05% the Exercise Price or the number of Common Shares issuable upon exercise of the Warrant immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Article 5 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this
Article 5, fractional interests in Common Shares shall be rounded to the nearest whole number of Common Shares.

                           (h)       Notice of Adjustment. Whenever the Exercise
Price or the number of Common Shares issuable upon exercise of the Warrant is adjusted, as herein provided, the Company shall deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, and specifying the Exercise Price and the number of Common Shares issuable upon exercise of Warrants after giving effect to such adjustment, which absent patent error shall be final and conclusive.

                           (i)       Adjustment to Warrant Certificate.  The
form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article 5, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of Common Shares issuable upon exercise of the Warrant as is stated in the Warrant Certificate initially issued pursuant to this Agreement. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustment and that does not affect the substance of the Warrant Certificate or otherwise have an adverse effect on the Holder, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

                           (j)       Exceptions to Antidilution Provisions.
Without limiting any other exception contained in this Section 5, and in addition thereto, no adjustment need be made for any of the following (collectively, the "Excluded Shares"):

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

          (i) grants or exercises of rights granted to directors, officers, employees, consultants and others pursuant to any stock option plan or agreement, stock purchase plan or agreement, compensatory stock issuance or restriction agreement, stock ownership plan (ESOP), consulting agreement, or such other compensatory options, issuances, warrants, agreements or plans approved by a majority of the members of the Board of Directors or applicable committee thereof;

          (ii) options, warrants or other agreements or rights to purchase capital stock of the Company entered into prior to the date of the issuance of this Warrant, and any issuance of Common Shares in connection therewith;

          (iii) rights to purchase Common Shares pursuant to a Company plan for reinvestment of dividends or interest;


          (iv) a change in the par value of Common Shares (including a change from par value to no par value or vice versa);

          (v) Common Shares (or options, warrants, rights to purchase or convertible or exchangeable securities therefor) issued or issuable in connection with the acquisition by the Company or any of its subsidiaries of all or substantially all of the assets, or the acquisition of the common stock of another corporation or business organization where the Company is the surviving or acquiring entity;

          (vi) Common Shares or preferred stock (or options, warrants, rights to purchase or convertible or exchangeable securities therefor) issued or issuable in connection with any joint venture, strategic alliance, or other similar relationship, or otherwise in connection with the grant of, or acquisition by, the Company of license, distribution, marketing or similar rights in consideration of the exchange or transfer of intellectual property or proprietary rights, whether of the Company or any third party; provided, however, that the Board of Directors of the Company, in its reasonable discretion, determines that the price per share times the aggregate Common Shares issued is equal to the fair market value of the property received in exchange therefor; or

          (vii) options, warrants or other agreements or rights to purchase capital stock of the Company entering into in connection with the Equity Line Arrangement.

          6. Dissolution, Liquidation, Winding-Up. If the Company at any time during the Exercise Period shall dissolve, liquidate or wind-up its affairs, the Holder may thereafter receive upon the proper exercise hereof in accordance with
Section 2 on or prior to the record date for any such action, in lieu of each Common Share or fraction thereof that it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable with respect to such Common Share or fraction thereof upon any such dissolution, liquidation or winding-up. Upon notice delivered by the Holder to the Company at any time prior to the record date for any liquidation or winding-up of the Company, and notwithstanding that the Warrants evidenced by this Warrant Agreement have not yet been exercised, the Holder shall be entitled to be treated as if this Warrant Agreement had been exercised to the fullest extent that it is exercisable as of such record date and shall be entitled to receive out of the assets distributed in such liquidation or winding-up (on a pari passu basis with the holders of common stock) such assets as the Holder would have received as a holder of common stock upon the exercise to the fullest extent that it is exercisable hereunder as of such record date, less the sum total that would have been payable by the Holder as the Purchase Price upon such exercise. Subject to this Section 6, the Warrants shall lapse, and this Warrant

Agreement shall terminate and be of no further force and effect, upon any liquidation or winding-up of the Company.

        7. Notice. Upon (a)any taking by the Company of a record of the holders of any class of securities for which this Warrant may be exercised for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of surplus of the Company) or other distribution, (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, (c) any merger of the Company other than a merger of the Company with an Affiliate (as such term is defined in Rule 12b-2 of the regulations promulgated under the Securities and Exchange Act of 1934, as amended) or a merger in which the shareholders of the Company prior to such merger will continue to own at least fifty percent (50%) of the shares of the surviving entity, or (d) any voluntary or involuntary dissolution, liquidation or winding-up of the Company or sale or transfer of all or substantially all of the assets of the Company, then and in each such event, the Company shall mail or cause to be mailed to Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend or distribution, or (ii) the date on which any such reorganization, reclassification, recapitalization, merger, dissolution, liquidation, winding-up or sale or transfer of assets is to take place, and the date, if any, as of which the holders of record of Common Shares shall be entitled to vote thereon or to exchange their Common Shares for securities or other property deliverable upon such dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the record date therein specified.

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

          8.   Representations, Warranties and Covenants.

               (a) Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as follows:

               (1) The Company has full legal right, power and authority to enter into and perform this Warrant Agreement and the execution, delivery and performance by the Company of this Warrant Agreement is within the Company's corporate powers, has been duly authorized by all necessary corporate action, and does not and will not contravene (a) the Company's Restated Certificate of Incorporation, as amended, or By-laws, (b) any applicable law, rule, regulation or the requirement of any jurisdiction to which the Company is subject or (c) result in a breach of or default under any material agreement or arrangement required to be filed as an Exhibit to the Company's SEC filings to which the Company may be a party.

               (2) This Warrant Agreement is duly executed and delivered and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Warrant Shares issuable upon exercise of the Warrant have been duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrant, will be validly issued, fully paid and non-assessable, and without violation of any preemptive rights.

     (b) Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as follows:

              (1) the Holder is entering into this Agreement for its own account and not with a present view to or for sale in connection with any distribution thereof to others and the Holder has no present arrangement (whether or not legally binding) to sell at any time the Warrant (or the securities underlying the Warrant) to or through any person or entity.

              (2) the Holder is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act) and an accredited investor (as defined in Rule 501 of Regulation D under the Securities Act), and the Holder has such experience in business and financial matters that it is capable of evaluating the merits and risk of the investment represented by this Warrant Agreement. The Holder acknowledges that the investment represented by this Warrant Agreement is speculative and involves a high degree of risk, and that the Holder is able to afford the complete loss of its investment represented by the Warrant Agreement.

               (3) the Holder has full legal right, power and authority to enter into and perform this Warrant Agreement.

               (4) the execution and delivery of this Warrant Agreement by it and the consummation of the transactions and performance of other covenants contemplated hereby do not and will not contravene its Certificate of Incorporation or bylaws (a) any applicable law, rule, regulation or the requirement of any jurisdiction to which the Holder is subject or (b) result in a breach of or default under any material agreement or arrangement to which the Holder may be a party.

               (5) this Warrant Agreement constitutes the legal, valid and binding obligation of the Holder, enforceable against it in accordance with its terms.

     9. Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, for issuance and/or delivery upon exercise of this Warrant Agreement, such number of its duly authorized and unissued Common Shares, or Common Shares held in its treasury, as shall be required for issuance and delivery of Warrant Shares upon exercise in full of all outstanding Warrants.

     10. Listing on Securities Exchange. The Company will, to the extent permissible under the rules of the Nasdaq National Market (or other principal market on which the Common Shares are then listed), at its expense, list thereon, maintain and increase when necessary such listing of, all Common Shares issued when and to the extent the Warrant Shares are issued or issuable upon the exercise of this Warrant so long as any Common Shares shall be so listed.


     11. No Fractional Shares. Notwithstanding any other provision to the contrary contained herein, no fractional Common Shares will be issued in connection with any exercise hereof. Fractional interests in Common Shares shall be rounded to the nearest whole number of Common Shares.

     12. No Stockholder Rights. Holders of unexercised Warrants shall not be considered stockholders and shall not be entitled to (i) receive dividends or other distributions, (ii) receive notice of or vote at any meeting of the stockholders, (iii) consent to any action of the stockholders, (iv) receive notice as stockholders of any other proceedings of the Company, (v) exercise any preemptive rights or (vi) exercise any other rights whatsoever as stockholders of the Company.

     13. Satisfaction of Equity Fee in Letter Agreement. The Holder hereby acknowledges and agrees that the issuance of this Warrant Agreement by the Company fully and completely satisfies any obligation the Company may owe to the Holder with respect to the Equity Fee (as such term is defined in the Letter Agreement).

     14. Governing Law; Consent to Venue and Jurisdiction; Arbitration. This Warrant Agreement shall be governed by and construed under Delaware law, without regard to the conflict of laws principles thereof. Each of the parties hereto agrees that all disputes arising in connection with this Warrant Agreement shall be governed by and finally settled under the rules of binding arbitration of the American Arbitration Association ("AAA") by a panel of three arbitrators familiar with Delaware corporate law (at least one of whom shall be an attorney) appointed by the AAA. Any such claim or controversy hereunder shall first be promptly submitted to AAA under its minitrial procedures. All arbitration proceedings shall take place in Boston, Massachusetts.

     15. Notices. All notices shall be in writing delivered as follows:

          If to Company, to:

                           (a)      Elcom International, Inc.
                                    10 Oceana Way
                                    Norwood, MA  02602
                                    Attn:  Chairman
                                    Telecopier:  (781) 551-0409

                                    With a copy to:

                                    Calfee, Halter & Griswold LLP
                                    1400 McDonald Investment Center
                                    800 Superior Avenue
                                    Cleveland, Ohio  44114-2688

                                    Attn:  Douglas A. Neary
                                    Telecopier:  (216)  241-0816

                           (b)      If to the Holder, to:

                                    Wit Capital Corporation
                                    826 Broadway
                                    New York, New York  10003
                                    Attn:  Chief Financial Officer
                                    Telecopier:  (212)  253-4410

                                    With a copy to:

                                    Wit Capital Corporation
                                    826 Broadway
                                    New York, New York  10003
                                    Attn:  Office of General Counsels
                                    Telecopier:  (212)  253-5289



or to such other address as may have been designated in a prior notice. Notices may be sent by (a) overnight courier, (b) facsimile transmission, or (c) registered or certified mail, postage prepaid, return receipt requested; and shall be deemed to have been given (a) in the case of overnight courier, the second business day after the date sent, (b) in the case of facsimile transmission, on the date of such transmission, and (c) in the case of mailing, five business days after being mailed, and otherwise notices shall be deemed to have been given when received.

                  16. Binding Effect. Except as may be otherwise provided herein, this Warrant Agreement shall be binding upon and inure to the benefit of the parties and their respective allowable successors and permitted assigns.

                  17. Waivers. Compliance with the provisions of this Warrant Agreement may be waived only by a written instrument specifically referring to this Warrant Agreement and signed by the party waiving compliance. No course of dealing, nor any failure or delay in exercising any right, shall be construed as a waiver, and no single or partial exercise of a right shall preclude any other or further exercise of that or any other right.

                  18. Amendment or Modification. No supplement, modification or amendment of this Warrant Agreement shall be binding unless made in a written instrument which is signed by all of the parties and which specifically refers to this Warrant Agreement.
                  IN WITNESS WHEREOF, the Company and Holder have caused this Warrant Agreement to be executed as of this 30th day of December, 1999.

                                   ELCOM INTERNATIONAL, INC.
                                   ("Company")



                                   By:      /s/ Peter A. Rendall
                                   Name:        Peter A. Rendall
                                   Title:  Chief Financial Officer and Secretary



                                   WIT CAPITAL CORPORATION
                                   ("Holder")



                                  By:      /s/ Bernard Siegel
                                  Name:        M. Bernard Siegel
                                  Title:  Senior Vice President and
                                          Chief Financial Officer

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